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THORNBURG INVESTMENT TRUST SUPPLEMENT

Dated April 4, 2023

to the

THORNBURG FUNDS STATEMENT OF ADDITIONAL INFORMATION

applicable to Class A, C, C2, D and I shares
dated February 1, 2023
(the “Retail SAI”)

and to the

THORNBURG FUNDS RETIREMENT PLAN SHARES STATEMENT OF ADDITIONAL INFORMATION

applicable to Class R3, R4, R5 and R6 shares
dated February 1, 2023
(the “Retirement SAI”)

APPOINTMENT OF ADVISORY TRUSTEE

Effective April 1, 2023 the independent Trustees of Thornburg Investment Trust (the “Trust”) appointed Elizabeth D. Black as an Advisory Trustee of the Trust. Accordingly, the disclosure in the Retail and Retirement SAIs is revised as follows:

The following table is inserted after the “Independent Trustees” table in the “Management” section on page 52 of the Retail SAI and page 41 of the Retirement SAI:

Advisory Trustee

Name, Address(1) and Age	Position(s) Held with Trust(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director During Past Five Years
Elizabeth (Lisa) D. Black, 63*	Advisory Trustee	Advisory Trustee since 2023	Until 2019, Senior Managing Director, Chief Investment Officer and Head, Taxable Fixed Income, Nuveen LLC, New York, NY; Managing Director, TIAA-CREF, New York, NY (1996-2012).	Twenty Three	None

*As an Advisory Trustee, Ms. Black serves in a non-voting capacity.

The following disclosure is inserted after the “Independent Trustees” information in the sub-section entitled “Additional Information about the Experiences, Qualifications, Attributes and Skills of Each Trustee” in the “Management” section on pages 56-57 of the Retail SAI and page 45-46 of the Retirement SAI:

Advisory Trustee

Elizabeth (Lisa) D. Black, Advisory Trustee since 2023. Lisa Black is a retired executive and Chartered Financial Analyst with over 30 years in the investment management industry. Ms. Black brings extensive investment strategy and risk management experience having overseen fixed income assets as well as launching and managing mutual funds at TIAA-CREF and Nuveen, a wholly owned subsidiary of TIAA, one of the world’s largest asset managers. Ms. Black has served on the boards of private and nonprofit organizations, including TIAA Life Company and University Liggett School, and is a current member of the board and chair of the audit & risk committee of Smith College. Ms. Black holds a bachelor’s degree in Economics from Smith College and an MBA from the University of Michigan Ross School of Business.

The following information is inserted after the sixth paragraph of the sub-section entitled “Compensation of Trustees” in the “Management” section on pages 58-59 of the Retail SAI and page 48 of the Retirement SAI:

Effective April 1, 2023, each Advisory Trustee of the Trust receives the same compensation and is entitled to the same expense reimbursement as each independent Trustee, and is subject to the same requirement to invest a percentage of each quarterly compensation payment in shares of the Trust.

The following information is inserted after the independent Trustees’ compensation table on page 59 of the Retail SAI and page 48 of the Retirement SAI:

Lisa Black became an Advisory Trustee effective April 1, 2023. Accordingly, she received no compensation from the Trust during the fiscal year ended September 30, 2022.

The following information is inserted after the “Certain Ownership Interests of Trustees” table on pages 59-60 of the Retail SAI and page 49 of the Retirement SAI.

Lisa Black became an Advisory Trustee effective April 1, 2023 and was not a beneficial owner of any shares of any series of the Trust as of December 31, 2022.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

TH6011

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